UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☑	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

Northern Lights Variable Trust
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐

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Mariner Hyman Beck Portfolio

a series of Northern Lights Variable Trust

17605 Wright Street

Omaha, NE 68130

February 7, 2014

Dear Shareholder:

I am writing to inform you of the upcoming special meeting (the “Meeting”) of the shareholders of the Mariner Hyman Beck Portfolio (the “Portfolio”), a series of Northern Lights Variable Trust (the “Trust”).

The Meeting is scheduled to be held at 10 a.m., Eastern Time on March 3, 2014, at the offices of Gemini Fund Services, LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.  Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

As described in the attached Notice and Proxy Statement, the purpose of the Meeting is to seek your approval of a proposed new investment advisory agreement between the Trust, with respect to the Portfolio, and Monte Capital Group LLC (“Monte”), the Portfolio’s proposed new investment adviser (the “New Advisory Agreement”).  As a result of the resignation of the Portfolio’s prior investment adviser, RJO Investment Management, LLC (“RJO”) and the termination of the advisory agreement between RJO and the Trust, with respect to the Portfolio, dated February 22, 2012 (the “Prior Advisory Agreement”), Monte is currently serving as the interim adviser of the Portfolio pursuant to an interim investment advisory agreement dated December 1, 2013 (“Interim Agreement”) previously approved by the Trust’s Board of Trustees at its meeting on November 12-13, 2013.  If the New Advisory Agreement is approved by shareholders at the Meeting, the New Advisory Agreement will replace the Interim Agreement.  Approval of the New Advisory Agreement will not raise the fees paid by the Portfolio or the Portfolio’s shareholders.  The New Advisory Agreement is similar in all material respects to the Prior Advisory Agreement with RJO and the Interim Agreement, except for date of execution, effectiveness and term.  The effective date of the New Advisory Agreement will be the date shareholders approve the New Advisory Agreement, anticipated to be March 3, 2014.

We think that this proposal is in the best interest of the shareholders of the Portfolio. The Trust’s Board of Trustees has unanimously recommended that shareholders of the Portfolio vote “FOR” the proposal.

Should you have any questions, please feel free to call us at 1-855-542-4MHB (4642). We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

/s/ Andrew Rogers

Andrew Rogers

President

Northern Lights Variable Trust

Mariner Hyman Beck Portfolio

a series of Northern Lights Variable Trust

17605 Wright Street

Omaha, NE 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held March 3, 2014

Dear Shareholders:

The Board of Trustees of Northern Lights Variable Trust (the “Trust”), a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the Mariner Hyman Beck Portfolio (the “Portfolio”), a series of the Trust, to be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on  March 3, 2014 at 10 a.m., Eastern Time, for the purpose of considering and approving the following proposals:

1.

To approve a new investment advisory agreement by and between the Trust and Monte Capital Group LLC (the “New Advisory Agreement”), the proposed new investment adviser to the Portfolio.  No fee increase is proposed; and

2.

To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on December 4, 2013 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 3, 2014.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.com/docs/mhbvt.pdf.

By Order of the Board of Trustees

/s/ James Ash

James P. Ash, Esq., Secretary

Northern Lights Variable Trust

February 7, 2014

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Mariner Hyman Beck Portfolio

a series of Northern Lights Variable Trust

17605 Wright Street

Omaha, NE 68130

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Northern Lights Variable Trust (the “Trust”), an open-end registered management investment company registered with the United States Securities and Exchange Commission (the “SEC”) with its principal office located at 17605 Wright Street, Omaha, NE 68130. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the Mariner Hyman Beck Portfolio, a series of the Trust (the “Portfolio”), at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788,  March 3, 2014 at 10 a.m. Eastern Time, and any adjournment of the Meeting.  The primary purpose of the Meeting is for shareholders of the Portfolio to consider and approve the following proposals:

1.

To approve a new investment advisory agreement by and between the Trust and Monte Capital Group LLC (the “New Advisory Agreement”), the proposed new investment adviser to the Portfolio. No fee increase is proposed; and

2.

To transact such other business as may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about February 6, 2014.  Only shareholders of record at the close of business on December 4, 2013, are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on March 3, 2014:

This proxy statement is available at www.proxyonline.com/docs/mhbvt.pdf , or by contacting the Portfolio (toll-free) at 1-855-542-4MHB (4642).  To obtain directions to attend the Meeting, please call the Portfolio (toll-free) at 1-855-542-4MHB (4642).  For a free copy of the Portfolio’s latest annual and/or semi-annual report, call (toll-free) at 1-855-542-4MHB (4642) or write to:

Mariner Hyman Beck Portfolio

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

SUMMARY OF THE PROPOSAL

APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN THE TRUST AND MONTE CAPITAL GROUP LLC

Background

The primary purpose of this proposal is to approve Monte Capital Group LLC (“Monte”) to serve as the new investment adviser to the Mariner Hyman Beck Portfolio (the “Portfolio”), a series of Northern Lights Variable Trust (the “Trust”).  To do so, the Board of Trustees are requesting that shareholders approve a new advisory agreement between the Trust, with respect to the Portfolio, and Monte (the “New Advisory Agreement”).  Approval of the New Advisory Agreement will not raise the fees paid by the Portfolio or the Portfolio’s shareholders.  The New Advisory Agreement is similar in all material respects to the investment advisory agreement with the Portfolio’s prior investment adviser, RJO Investment Management, LLC (the “RJO”) and its current interim investment advisory agreement with Monte, except for date of execution, effectiveness and term.  If the shareholders approve the New Advisory Agreement, the anticipated effective date will be March 3, 2014, the date that the Portfolio’s shareholders approve the New Advisory Agreement..

On October 9, 2013, RJO provided advance written notice to the Trust that, pursuant to the terms of its investment advisory agreement dated February 22, 2012 with the Trust, with respect to the Portfolio (the “Prior Advisory Agreement”), it was terminating the Advisory Agreement effective 60 days from the date of the letter due to lower than expected asset levels in the Portfolio.  The Prior Advisory Agreement was last approved by the Board of Trustees on March 28, 2012 and last approved by the sole shareholder of the Portfolio on June 7, 2012. As a result, and in order to provide for the uninterrupted management of the Portfolio, the Board of Trustees of the Trust, at its meeting on November 12-13, 2013, (i) approved a new interim investment advisory agreement (the “Interim Agreement”) by and between the Trust, with respect to the Portfolio, and Monte, (ii) approved the New Advisory Agreement with Monte, subject to shareholder approval, and (iii) voted to recommend that shareholders approve the New Advisory Agreement for the Portfolio.

Because the Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements be approved by a vote of a majority of the outstanding shares of a fund, shareholders are being asked to approve the proposed New Advisory Agreement.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Advisory Agreement.

Information Concerning Monte

Monte is a limited liability company organized under the laws of the State of Delaware and located at 11 Broadway, Suite 766, New York, NY 10004.  Monte was founded in 2012.  John Lloyd, Charles Remes and Aron Schnell each indirectly own an equal interest in Monte.  Monte is an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as a commodity pool operator registered with the Commodity Futures Trading Commission.  As of October 1, 2013, Monte managed approximately $25.7 million of client assets on a discretionary basis.  Monte offers discretionary investment advisory services to both collective investment vehicles, including private investment funds, as well as to separate investment accounts maintained by its advisory clients.

The names and titles and principal occupations of the principal executive officers of Monte are set forth below.  The address of each such person is 11 Broadway, Suite 766, New York, NY 10004.

Name	Title
Aron Schnell	Chief Executive Officer
John B. Lloyd	Chief Investment Officer
Charles Remes	Chief Compliance Officer

Aron Schnell, CEO, is responsible for Risk Management of all Monte portfolios. Mr. Schnell founded Monte in March 2012.  After graduating from the University of Vermont with a BS in Finance in 1993, Aron became the CEO of Schnell & Co., a family-owned NYMEX member firm primarily involved in electronic trading and market making.  From 2000-2007, Mr. Schnell managed over 20 employees and expanded the company’s trading focus from metals to energy and energy options. From 2008 to February 2012, Mr. Schnell was a Founding Partner of Cat 6 Management LLC (“Cat 6”), the precursor to Monte.

Brad Lloyd, CIO, is responsible for designing and executing each of Monte’s portfolios, including its managed accounts. He joined Cat 6 in 2010 and was central to the creation of the proprietary fundamental stock selection filters, investment models and related research for Monte’s hedge fund. He is also responsible for the day-to-day trading of the portfolio’s equity and volatility positions. Mr. Lloyd began his investment career at Capstone Trading in 2005 which became Capstone Investment Advisors in 2007. At Capstone he held various positions including: S&P 500 options trader, VIX options trader, Global Index and ETF Trader. Mr. Lloyd graduated from Indiana University in 2001 and earned his MBA from the University in Arizona in 2011.

Chuck Remes, Chief Compliance Officer and COO, joined Cat 6 in 2008 and is responsible for Operations, Compliance, Legal, and Business Continuity aspects of Monte. Mr. Remes began his career at First Options in Chicago in 1995, rising to a Senior Vice President to lead its equity order routing system. After Goldman Sachs purchased the company in October 2000, Mr. Remes went on to develop its High Availability network and service systems and worked to design its business continuity plans. In 2006, Mr. Remes became a consultant for Fortune 500 companies in a similar arena. He graduated from the University of Illinois, Urbana- Champaign in 1994 with a degree in Math and Computer Science.

The Investment Advisory Agreement

A copy of the proposed New Advisory Agreement is attached as Appendix A.  The following description is only a summary of the material terms of the New Investment Advisory Agreement.  You should refer to Appendix A for the New Advisory Agreement, as the description set forth in this Proxy Statement is qualified in its entirety by reference to Appendix A.

Under the terms of the Prior Advisory Agreement, RJO was entitled to receive an annual fee from the Portfolio equal to 0.96% of the Portfolio’s average daily net assets.  For such compensation, RJO, at its expense, continuously furnished an investment program for the Portfolio, made investment decisions with respect to the Portfolio, and placed all orders for the purchase and sale of portfolio securities, subject to the Portfolio’s investment objective, policies, and restrictions and such policies as the Board of Trustees may determine.  Under the Prior Advisory Agreement, the aggregate fee paid to RJO for the Portfolio’s most recent fiscal year was $4,086.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with Monte.  The terms and conditions of the New Advisory Agreement, including the advisory fee, are identical in all material respects to those of the Prior Advisory Agreement, except that the adviser, date of its execution, effectiveness, and termination are changed.

Both the Prior Advisory Agreement and the New Advisory Agreement provide that the adviser (Monte, in the case of the New Advisory Agreement), under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Portfolio in accordance with applicable law and the investment objective, policies and restrictions set forth in the Portfolio’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the adviser. The adviser shall act as the investment adviser to the Portfolio and, as such shall (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Portfolio in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Portfolio, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the adviser (directly or through a sub-adviser) will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The adviser also provides the Portfolio with all necessary office facilities and personnel for servicing the Portfolio’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the adviser, and all personnel of the Portfolio or the adviser performing services relating to research, statistical and investment activities.

Additionally, both the Prior Advisory Agreement and the New Advisory Agreement provide that the adviser (Monte, in the case of the New Advisory Agreement), directly provides, subject to the supervision of the Board of Trustees, the management and administrative services necessary for the operation of the Portfolio. These services include providing facilities for maintaining the Portfolio’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Portfolio; preparing all general shareholder communications and conducting shareholder relations; maintaining the Portfolio’s records and the registration of the Portfolio’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Portfolio; and furnishing reports, evaluations and analyses on a variety of subjects to the Board of Trustees.

The New Advisory Agreement will become effective upon approval by the shareholders of the Portfolio.  The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board of Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Portfolio.  The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Portfolio.  In addition, the New Advisory Agreement may be terminated on 60 days’ notice by Monte given to the Portfolio.

The New Advisory Agreement, like the Prior Advisory Agreement, provides that the Portfolio’s adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Pursuant to a separate operating expense limitation agreement (the “Old Expense Limitation Agreement”), RJO had contractually agreed to waive its fee and reimburse the Portfolio’s expenses so that total annual operating expenses for the Portfolio (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of officers and Trustees, and contractual indemnification of service providers other than the Portfolio’s adviser)) do not exceed 1.50% and 2.00%, of the Portfolio’s average net assets, for Class 1 and Class 2 shares, respectively, through April 30, 2014 (the “Expense Cap”).   Monte has agreed to enter into an operating expense limitation agreement (the “New Expense Limitation Agreement”) identical in all material respects to the Old Expense Limitation Agreement, which will limit expenses until April 30, 2015.  Under the New Expense Limitation Agreement, Monte is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid for the prior three fiscal years, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the Expense Cap.

If the New Advisory Agreement with Monte is not approved by shareholders, the Board will consider other options, including seeking shareholder approval of the New Advisory Agreement again, retaining a new investment adviser, which must also be approved by Portfolio shareholders, or the possible liquidation of the Portfolio.

Interim Agreement

The resignation of RJO resulted in the termination of the Prior Advisory Agreement.  Monte has managed the Portfolio since December 1, 2013 pursuant to the Interim Advisory Agreement, in accordance with Rule 15a-4 under the 1940 Act. Subject to certain conditions, Rule 15a-4 allows the investment adviser of a registered mutual fund to act as such without a shareholder-approved investment management agreement on a temporary basis pending shareholder approval of the investment management agreement.

As required under Rule 15a-4, the Board, including a majority of the Independent Trustees, voted in person, at a meeting held on November 12-13, 2013, to approve the Interim Agreement and determined that the scope and quality of services to be provided to the Portfolio under the Interim Agreement would be at least equivalent to the scope and quality of services provided under the Prior Advisory Agreement.

The Interim Agreement provides for the same investment advisory fee schedule as the Prior Advisory Agreement. As required under Rule 15a-4, the term of the Interim Agreement is limited to 150 days. Additionally, as required by Rule 15a-4, the Interim Agreement contains the same terms and conditions as the Prior Advisory Agreement, except its effective and termination dates; and provisions that differ between the Prior Advisory Agreement and the New Advisory Agreement that the Board, including a majority of the Independent Trustees, concluded were immaterial.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees of the Trust (the “Board” or the “Trustees) on November 12-13, 2013, the Board, including the Independent Trustees, considered the approval of the New Advisory Agreement between the Trust, with respect to the Portfolio, and Monte.

In advance of the meeting, the Board requested and received materials to assist them in considering the New Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including the New Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Board of Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the New Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Portfolio.  The materials also included due diligence materials relating to Monte (including due diligence questionnaires completed by Monte, Monte’s Forms ADV, select financial information of Monte, bibliographic information regarding Monte’s key management and investment advisory personnel, and comparative fee information relating to the Portfolio) and other pertinent information.  Based on their evaluation of the information provided by Monte, in conjunction with the Portfolio’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the New

Advisory Agreement with respect to the Portfolio.  The Independent Trustees (i.e., those Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended) were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the New Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.  In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services.  The Trustees noted that Monte is an employee owned independent alternative asset advisory firm specializing in the development and management of custom financial solutions, alternative investments, and hedging for high net worth individuals, family offices, and hedge funds.  The Board reviewed the background information on the key personnel that will be responsible for managing the Portfolio and noted they come from diverse education and professional backgrounds with experiences in both domestic and foreign futures, commodities, equities, technology and with some having had memberships to major futures exchanges and they also possess strong risk management experience.  With respect to risk management, the Trustees noted that Monte will provide research and analysis, risk management, compliance and marketing services in managing a short term fixed income strategy and a global macro managed futures strategy for the Portfolio, and will monitor the Portfolio’s allocation to managed futures and the commodity pool managers for performance, trading style and ensure they adhere to risk management policies.  The Trustees acknowledged that although not all strategy risk can be averted, Monte appears to have identified possible credit downgrades and debt ceiling renewal as the key risks within the fixed income strategy and plans ongoing monitoring of those factors, and has also identified the Fed’s “QE” programs as a risk factor to the managed futures strategy and that sector in general, since it is non-correlated to stocks and bonds, and intends to monitor pool managers and evaluate the risk reward profile that may be achieved by adding another commodity pool investment.  With respect to trade compliance, the Trustees noted favorably that Monte will use pre-trade and post-trade checklists to monitor the Portfolio’s compliance to investment limitations and guidelines daily.  With respect to Monte’s broker-dealer selection process, the Board acknowledged Monte has a robust evaluation process of reviewing qualitative execution factors, such as research capabilities, ability to execute, frequency of coverage and depth of back office service and processing capabilities, besides just looking for the lowest commission cost alone.  The Trustees also noted their satisfaction with Monte’s commitment to increase resources, improve sales support and develop a website, produce marketing materials, conduct webinars and focus on growing the Portfolio.  The Trustees reviewed information regarding a routine SEC Exam of Monte conducted in June 2013, noting that no results have been reported.  They further noted that Monte reported no material compliance or litigation issues have been reported that would impact the adviser’s ability to operate and/or manage the Portfolio.  After reviewing the material provided and conducting discussions with representatives of Monte, the Board is satisfied the transition of management of the Portfolio to Monte will be seamless which will benefit the shareholders. The Board is also satisfied that Monte is committed to bring additional value to the Portfolio through added resources and concluded they have the potential to provide high quality service to the Portfolio and its shareholders.

Performance.  With respect to Monte’s performance and its ability to manage the Portfolio, they noted that the performance information provided in the adviser’s materials related to its performance as adviser to non-managed futures fund.  The Trustees agreed that Monte’s overall performance, based on the information provided, is good and it seems to have done a good job of managing a portfolio and the related risks of an options driven, equity only strategy.  With respect to Monte’s ability to manage the Portfolio, they noted that Portfolio is a Fund of Funds, and Monte will invest Portfolio assets directly in one or more commodity pools, or use swaps to access 5-10 CTAs.  They noted this strategy is identical to the strategy currently in place for the Portfolio. The Trustees considered that Monte had recently hired a portfolio manager with extensive managed futures experience and that is very familiar with the Portfolio.  After further discussion, the Trustees agreed that Monte has the potential, based on its past performance and the skills of the newly hired portfolio manager, to deliver positive results.

Fees and Expenses.   The Trustees noted Monte proposed to charge an annual advisory fee of 0.96%.  They compared the proposed fee to the peer group average and Morningstar category average, and noted the proposed fee is lower than both benchmarks of 1.37% and 1.32%, respectively.  With respect to the Net Expense Ratio, 2.06%, they noted that it too compared favorably to the benchmarks.  They considered that although the Portfolio’s Net Expense Ratio was higher than the Morningstar Category Average, 1.91%, when considered in light of the proposed expense cap the Portfolio’s ratio will be lower than the Morningstar Average.  The Trustees concluded that the fees were reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Portfolio.  They noted Monte anticipates growing the Portfolio to approximately $100 million over the next two years.  After discussion, it was the consensus of the Trustees that based on the anticipated size of the Portfolio, economies of scale would be revisited as the size of the Portfolio reaches a more “robust” level.

Profitability.   The Trustees reviewed the profitability analysis provided by Monte and noted modest anticipated profits for the first year.  They considered, however, that after the adviser allocated a portion of its legitimate profits to marketing and distribution of the Portfolio, it anticipates realizing a net loss.  After discussion, the Trustees concluded that profits would not be unreasonable.

Conclusion.  Having requested and received such information from Monte as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of counsel, the Board, including a majority of the Independent Trustees, determined that (a) the terms of the New Advisory Agreement are reasonable; (b) the investment advisory fee is reasonable; and (c) the New Advisory Agreement is in the best interests of the Portfolio and its shareholders.

Accordingly, the Board, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Portfolio vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE PORTFOLIO

The Portfolio is a series of Northern Lights Variable Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on November 2, 2005.  The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.  The Board of Trustees supervises the business activities of the Portfolio.  The Trust retains various organizations to perform specialized services.  The Trust currently retains Monte to serve as the interim investment adviser for the Portfolio whose activities it oversees.  Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska, serves as principal underwriter and distributor of the Portfolio.  Gemini Fund Services, LLC provides the Portfolio with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services, LLC provides the Portfolio with compliance services.

The most recent annual report of the Portfolio, including audited financial statements for the fiscal year ended December 31, 2012, has been mailed previously to shareholders.  The most recent semi-annual report of the Portfolio for the period ended June 30, 2013 has been mailed previously to shareholders.  If you have not received these reports or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Portfolio at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-855-542-4MHB (4642) and they will be sent to you by first class mail, or visit the Portfolio’s website at www.mhbfund.com.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for the approval of the proposed New Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

Shares of the Portfolio have been purchased at your direction by your insurance company, through its separate accounts ("Separate Accounts") to serve as investment options under your variable annuity contract or variable life insurance policy.  Shares of the Portfolio are available as investment options in variable annuity contracts and variable life insurance policies issued by an insurance company ("Variable Contracts") to individuals and to sponsors of group pension and retirement plans.  Accordingly, the insurance companies, as the record owners of the shares of the Portfolio are, in most cases, the true "shareholders" of the Portfolio.  Holders of Variable Contracts ("Variable Contract Holders") that are registered with the SEC generally have the right to instruct the insurance company that issued the Variable Contract on how to vote on the Proposal set forth in this Proxy Statement for the Portfolio that they have chosen as an investment option.

The Separate Accounts of the participating insurance companies are the record owners of the shares of the Portfolio.  The participating insurance companies will vote the shares of the Portfolio at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts.  Participating insurance companies, which through Separate Accounts hold shares of the Portfolio, will be counted as the Portfolio’s shareholders in determining whether a quorum is present.  Because a significant percentage of the Portfolio’s shares are held by insurance companies, which use proportional voting, the presence of such insurance companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

As of the Record Date, there were 297,290.4170 shares of beneficial interest of the Portfolio issued and outstanding. All shareholders of record of the Portfolio on the Record Date are entitled to give voting instructions or be present at the Meeting on the Proposal.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  Thirty-three and one-third percent (33-1/3%) of the shares of the Portfolio present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Portfolio is required for the approval of the proposed New Advisory Agreement.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Portfolio represented at the Meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

The Trust, on behalf of the Portfolio, does not impose any requirement that a specific percentage of Variable Contract Holders need to give instructions as to how to vote their shares.  Where Variable Contract Holders fail to give instructions as to how to vote their shares, the participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders who voted.  The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Portfolio on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Portfolio.

The record owners of more than 5% of the outstanding shares of the Portfolio are listed in the following table.

Name and Address	Number of Shares Owned	Percentage Held
NATIONWIDE LIFE INS CO PO BOX 182029 COLUMBUS, OH 43218	246,305.927	82.85%
JEFFERSON NATL 10350 ORMSBY PARK PLACE LOUISVILLE, KY 40223	50,983.490	17.15%

Shareholders owning more than 25% of the shares of the Portfolio are considered to “control” the Portfolio, as that term is defined under the 1940 Act.  Persons controlling the Portfolio can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Board of Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Portfolio as of the Record Date.  As a result, the Board of Trustees and officers as a group are not deemed to control the Portfolio.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Variable Trust, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board is making this solicitation of proxies.  The Trust has engaged AST Portfolio Solutions, LLC (“AST”), a proxy solicitation firm, to assist in the solicitation.  The estimated fees anticipated to be paid to AST are approximately $3,000.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Portfolio.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Portfolio of whom they have knowledge, and Monte will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and Monte may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust’s administrator at (631) 470-2600, or write the Trust at 17605 Wright Street, Suite 2, Omaha, NE 68130.

Exhibit A – New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS VARIABLE TRUST

 and

MONTE CAPITAL GROUP LLC

      AGREEMENT, made as of [date] between Northern Lights Variable Trust, a Delaware statutory trust (the "Trust"), and Monte Capital Group LLC a Delaware limited liability company (the "Adviser"), located at 11 Broadway, Suite 766, New York, New York 10004.

RECITALS:

     WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

     WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

      1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

      The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

      1.2 Administrative Services.   The Trust has engaged the services of an administrator.   The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

      1.2.1 Office Space, Equipment and Facilities.  Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

      1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

      1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

      1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

      1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

      1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund , under federal and state securities and tax laws.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

      1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any  event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act.  The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds ..

      2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors , or employees of the Adviser.

      In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Fund under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Fund.  The Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund , and not to the Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund' s cash, securities, and other property.

      2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund 's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund 's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund 's investment portfolio.

      2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

      2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser and all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

      2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund 's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund 's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund 's portfolio securities.

      2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

      2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

      2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

      The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time.  Such proxies will be voted in a manner that Adviser deem, in good faith, to be in the best interest of the Fund and in accordance with its proxy voting policy.  The Adviser certifies that it has provided a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

      5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

      5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

      The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund 's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

      The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

      The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

      Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

      Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

      Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement;  PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the

Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

      The term of this Agreement shall begin as of the date and year first above listed, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

      This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

      The Trust is named the Northern Lights Variable Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

      The Adviser is hereby expressly put on notice of the limitation of  shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

      The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. Choice of Law

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                               NORTHERN LIGHTS VARIABLE TRUST

                               By: ____________________________

                 Name: Andrew Rogers

                               Title: President

                               MONTE CAPITAL GROUP, LLC

                               By:_____________________________

                               Name:

Aron Schnell

                               Title:

Chief Executive Officer

NORTHERN LIGHTS VARIABLE TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Mariner Hyman Beck Portfolio	0.96%

Your vote is important no matter how many shares you own. Please cast your proxy vote today!

SHAREHOLDER NAME
AND ADDRESS HERE

VOTING FORM

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **Mail** your signed and voted proxy back in the postage paid envelope provided

2. **Live** with a live operator when you call toll-free **(877) 896-3192** Monday through Friday 9 a.m. to 10 p.m. Eastern time.

The undersigned hereby instructs the above-mentioned Insurance Company/Qualified Plan to vote shares held in a Separate Account and attributable to the policy/account for which the undersigned is entitled to give voting instructions at the Special Meeting of Shareholders of the Mariner Hyman Beck Portfolio (the "Portfolio"), a series of Northern Lights Variable Trust (the "Trust"), to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 on March 3, 2014 at 10:30 a.m., Eastern time, and at any adjournment(s) or postponement(s) thereof (the "Special Meeting"). The Separate account/Qualified plan will vote shares attributable to your policy/account as indicated by the undersigned on the reverse side, or if no direction is indicated, the Separate Account/Qualified plan will vote shares attributable to your policy/account "FOR" the proposal described on the reverse side (the "Proposal"). With respect to those shares for which no proxy instructions have been received by the Separate Account plan on or before December 4, 2013, the Separate Account/Qualified Plan will vote shares For, Against and Abstain, in the same proportion as those shares for which voting instructions have been received.

By signing and dating above, you instruct the Separate Account/Qualified plan to vote shares of the Portfolio attributable to your policy/account at the special meeting and for all adjournments thereof. When properly executed, this proxy will be voted as indicated on the reverse side as "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(877) 896-3192.** **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MARINER HYMAN BECK PORTFOLIO

VOTING FORM

Your signature is required for your vote to be counted.

Please sign exactly as name(s) appear(s) on the records of the Portfolio. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Portfolio's Board of Trustees, and the proposal below has been proposed by the Board of Trustees.

This proxy will, when properly executed, be voted as directed herein by the signing shareholders(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "for" the proposal and in the appointed proxies' discretion upon such other business as may properly come before the meeting.

The Board of Trustees of the Trust unanimously recommends that you vote "FOR" the proposal.

To vote, mark one box in blue or black ink. Example: ●

Thank you for voting

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]